UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	02/28/06

ITEM 1.               REPORT TO STOCKHOLDERS

DWS International Fund

(formerly Scudder International Fund)

FEBRUARY 28, 2006

Semiannual Report
to Shareholders

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class B and Institutional Class shares and during the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A shares prior to its inception on August 2, 1999 and for Class B and C shares prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the DWS International Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/06
DWS International Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	14.71%	20.32%	25.52%	4.09%	7.21%
Class B	14.10%	18.96%	24.34%	3.19%	6.33%
Class C	14.23%	19.25%	24.46%	3.25%	6.36%
MSCI EAFE Index+	15.14%	17.41%	28.87%	7.43%	6.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 2/28/06
DWS International Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	14.89%	20.78%	26.16%	2.62%
MSCI EAFE Index+	15.14%	17.41%	28.87%	5.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on December 29, 2000. Index returns begin on December 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 2/28/06	$ 53.50	$ 52.98	$ 52.97	$ 53.48
8/31/05	$ 47.44	$ 46.74	$ 46.74	$ 47.58
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .87	$ .33	$ .40	$ 1.12
Class A Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	42	of	208	21
3-Year	93	of	192	49
5-Year	102	of	148	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Fund — Class A [] MSCI EAFE Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/06
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,340	$18,641	$11,519	$18,901
	Average annual total return	13.40%	23.07%	2.87%	6.57%
Class B	Growth of $10,000	$11,596	$19,025	$11,599	$18,466
	Average annual total return	15.96%	23.91%	3.01%	6.33%
Class C	Growth of $10,000	$11,925	$19,280	$11,731	$18,534
	Average annual total return	19.25%	24.46%	3.25%	6.36%
MSCI EAFE Index+	Growth of $10,000	$11,741	$21,402	$14,312	$18,536
	Average annual total return	17.41%	28.87%	7.43%	6.37%
DWS International Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,207,800	$2,007,900	$1,143,000
	Average annual total return	20.78%	26.16%	2.62%
MSCI EAFE Index+	Growth of $1,000,000	$1,174,100	$2,140,200	$1,323,200
	Average annual total return	17.41%	28.87%	5.57%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on December 29, 2000. Index returns begin on December 31, 2000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming Class AARP and S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 3-year, 5-year and 10-year periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on August 14, 2000 are derived from the historical performance of Class S shares of DWS International Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/28/06
DWS International Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	14.87%	20.66%	25.96%	4.43%	7.54%
Class AARP	14.77%	20.33%	25.67%	4.27%	7.46%
MSCI EAFE Index+	15.14%	17.41%	28.87%	7.43%	6.37%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/06	$ 53.70	$ 53.72
8/31/05	$ 47.60	$ 47.74
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .88	$ 1.05
Class S Lipper Rankings — International Large-Cap Core Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	35	of	208	17
3-Year	75	of	192	39
5-Year	90	of	148	61
10-Year	12	of	60	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Fund — Class S [] MSCI EAFE Index+

Yearly periods ended February 28
Comparative Results as of 2/28/06
DWS International Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,066	$19,983	$12,418	$20,680
	Average annual total return	20.66%	25.96%	4.43%	7.54%
Class AARP	Growth of $10,000	$12,033	$19,847	$12,328	$20,541
	Average annual total return	20.33%	25.67%	4.27%	7.46%
MSCI EAFE Index+	Growth of $10,000	$11,741	$21,402	$14,312	$18,536
	Average annual total return	17.41%	28.87%	7.43%	6.37%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Institutional Class shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2006
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,147.10	$ 1,141.00	$ 1,142.30	$ 1,147.70	$ 1,148.70	$ 1,148.90
Expenses Paid per $1,000*	$ 6.71	$ 12.58	$ 11.26	$ 6.34	$ 5.22	$ 5.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,018.55	$ 1,013.04	$ 1,014.28	$ 1,018.89	$ 1,019.93	$ 1,020.08
Expenses Paid per $1,000*	$ 6.31	$ 11.83	$ 10.59	$ 5.96	$ 4.91	$ 4.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class
DWS International Fund	1.26%	2.37%	2.12%	1.19%	.98%	.95%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Matthias Knerr discusses the recent market environment, fund performance and the management strategy of DWS International Fund during the six-month period ended February 28, 2006.

Q: How did international equity markets perform during the past six months?

A: International markets, both developed and emerging, performed very strongly over the past six months despite the elevated level of energy and commodity prices. The top-performing country for both for the semi-annual period and the calendar year 2005 was Japan, where the economic recovery has been far more robust than previous upturns. Real estate prices have begun to rise in selected regions of the country, giving credence to the growing belief that inflation — which recently has turned positive after a decade of destructive deflation — will remain in an uptrend. The outlook for Japan's consumers also has started to brighten, as Japanese job-to-applicant ratios are at a sixteen year high and wage growth has been steadily improving. With this as backdrop, the financial and real estate sectors — the most immediate beneficiaries of the changing environment in Japan — produced stellar returns during the past six months.

Another positive development during the semi-annual period was the resurgence of Germany. Long the laggard in Continental Europe, Germany has started to reap the benefits of its economic reforms. Declining unit labor costs and the effects of restructuring are restoring competitiveness to the German market. Several factors have contributed to this development, including improvements in corporate oversight and the threat of businesses relocating to Eastern European markets. German business confidence indicators have also reached their highest level in five years, stoking the performance of the German market.

Emerging markets also produced standout results for the six-month period. Countries with an emphasis on natural resources, energy production and materials extraction (i.e. Brazil and Russia) delivered robust returns, as the backdrop of increased Asian consumption, most notably from India and China, exacerbated an imbalance of supply and demand for energy and commodities.

Q: Please discuss the fund's performance results.

A: The Class A shares of the fund returned 14.71%, slightly underperforming the 15.14% return of its benchmark, the MSCI EAFE Index.1 While the fund trailed the benchmark by a narrow margin, it outperformed the 14.43% average return of the 210 funds in its Lipper peer group, International Large-Cap Core Funds.2 The fund's Class A shares have also outperformed the Lipper peer group over the one- and three-year intervals.3

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 International Large-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index. Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

3 Source: Lipper Inc. as of February 28, 2006. The fund's Class A shares ranked 42, 93 and 102 for the 1-, 3- and 5-year periods as of February 28, 2006. There were 208, 192 and 148 funds, respectively, in Lipper's International Large-Cap Core Funds category. Ranking is based on the fund's total return in the period cited. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Lipper returns are the average of the total returns reported by all the mutual funds designated by Lipper Inc. as falling into the International Funds category. It is not possible to invest directly in a Lipper category.

Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.

Q: What factors helped the fund's performance?

A: The sectors in which we generated the most significant outperformance were telecommunications, financials and health care. With respect to telecom, the fund's underweight in the sector was beneficial to performance given that the group performed very poorly.4 International fixed line operators have been engaged in heated pricing competition, which has been eroding returns. Additionally, disruptive technologies such as internet telephony have placed additional pressures to the sector. Our decision to avoid several of the largest telecommunications stocks, including Deutsche Telekom and France Telecom, proved helpful to relative performance.5

4 An overweight means the fund has a weighting in a sector or security that is greater than the benchmark weighting; an underweight is a weighting less than that of the benchmark.

5 A nonholding in a stock that underperforms the benchmark component helps performance relative to the benchmark.

The performance of the fund's holdings in financials, the sector in which we held the largest overweight, benefited from our stock selection in Japan. With the Japanese economic recovery underway, the underlying profitability of banking and real estate related securities has rebounded. Two key beneficiaries of the improved macro environment were the fund's holdings in the mega bank Mizuho Financial Group Inc. and the real estate company Mitsui Fudosan Co., Ltd.

The third notable area of positive contribution was the health care sector. The fund's position in Germany's Fresenius Medical Care AG proved beneficial, as demand for the company's kidney dialysis treatments rose year-over-year. The company also predicted that its global market share will increase due to last year's purchase of US-based Renal Care Group, further bolstering its stock price.

Q: What elements of the fund's positioning hurt performance?

A: The detractors from relative performance were concentrated in the consumer discretionary, materials and industrials sectors. With respect to consumer discretionary, the key detractor over the six months was Nokian Renkaat Oyj, a Finnish manufacturer and distributor of winter tires. The company issued two profit warnings during the fourth quarter, when unseasonably warm weather in Scandinavia and Russia resulted in a build-up of inventories. We believe this was likely a one-off occurrence, a view that we think is supported to some extent by the stock's strong performance thus far in 2006.

The fund's underweight in the materials sector also detracted from performance. Although many holdings produced strong returns, including Nippon Steel Corp.*, Companhia Vale do Rio Doce (ADR), Umicore and CRH PLC, our lack of a position in stocks such as Rio Tinto PLC and Anglo American PLC crimped returns relative to the benchmark.

* As of February 28, 2006, Nippon Steel and Grafton Group PLC were no longer held in the fund.

In industrials, a few key laggard stocks — most notably Ireland's Grafton Group PLC*, a manufacturer and retailer of building supplies whose share price declined in the latter half of 2005 due to slower British consumer spending — offset the outstanding returns of several stocks, including Mitsubishi Corp, Actividades de Construccion y Servicios SA and Schneider Electric SA.

Q: How is the fund positioned on a regional basis?

A: The fund's largest overweight from a regional perspective was in the emerging markets, where the portfolio has exposure to developing markets in Eastern Europe, Asia and Latin America. Collectively, these allocations contributed strongly to performance. The fund also maintained an overweight in Continental Europe during the six-month time frame, with an emphasis in Italy and Germany. Both countries offer selective opportunities in banking and telecommunications, sectors that we believe offer substantial scope for restructuring and the recognition of shareholder value.

The fund's largest underweight was in the United Kingdom. During the past year, the domestic consumer environment has been showing signs of weakness, as the real estate market slowed and wage growth remained anemic. Nonetheless, there is evidence that the economy is stabilizing, and we have begun to find attractive opportunities in the banking and consumer discretionary sectors. The fund was additionally underweight in the Pacific Basin region, which was chiefly driven by our underweight to the Australian market.

Q: What is your broad strategic outlook?

A: During the past six months, large-cap stocks continued to underperform their smaller-cap peers, with the worst performance coming from the mega-caps (stocks with market capitalizations of over $50 billion). In fact, if the contribution of energy stocks is separated from each universe, the performance of the remaining shares has been exceptionally poor relative to the overall market.

With this as a backdrop, investors have clearly lost patience with many corporate management teams, and the pressure to act is mounting via rising shareholder activism. The first response to investor concerns by corporations was to increase the cash returns to shareholders. Like most trends, the early adopters have been the biggest beneficiaries. At this point, increased share buybacks, special dividends and higher payout ratios are on the agenda of nearly every major large-cap company. The incremental benefit to shareholders of further balance sheet optimization appears to be diminishing. Unfortunately for company managements, shareholders have not been placated by these measures. In fact, one could argue that they have become emboldened by their recent successes, resulting in even greater pressure for higher returns.

For the largest companies, significant organic growth opportunities are difficult to find. With the global economy performing well, corporate cash flows strong and interest rates low, the next natural step is therefore to "buy" growth via mergers and acquisitions. Given the low absolute level of interest rates in almost every major market, sitting on cash is diluting returns. Managements, therefore, have the luxury of a very low hurdle rate over which to complete deals that are additive to earnings. This trend appears set to continue given the maturity of the economic cycle, the ample liquidity in the market, and the positive market reaction when management undertakes a good strategic deal at a reasonable price.

Unfortunately for the largest companies, there are only a small number of deals of sufficient size to contribute meaningfully to growth. Although there are certainly some scale economies to be gained, the downside from an added level of complexity and a further lack of focus are likely to more than offset the increased cost savings. The bottom line is that once a certain threshold is achieved, size is not a competitive advantage.

We believe the only solution is for large companies to actually get smaller. Managements need to take a hard look at their existing set of assets (in terms of products, brands and geographies), decide which ones offer the best long term opportunities and focus their efforts of developing them. For the rest, management should look to extract the maximum amount of value for shareholders by selling off, spinning out or closing down those businesses that are no longer part of the long term future of the company.

We believe this next phase is only in the early stages of development. For many, the changes required will be radical and the structure of their company will be altered considerably as a result. Like before, those managements which are early adopters of the trend will be rewarded most by investors. As such, individual stock selection likely will be an increasingly important factor in differentiating investor performance in the months and years ahead.

As always, our preference continues to be for those companies able to reinvest their cash flows at a positive return in organic growth opportunities. We will seek to identify new investments which meet our criteria while remaining focused on the quality and sustainability of returns over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	2/28/06	8/31/05

Common Stocks	98%	99%
Preferred Stocks	1%	—
Cash Equivalents	1%	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	2/28/06	8/31/05

Europe (excluding United Kingdom)	52%	53%
Japan	23%	21%
United Kingdom	15%	17%
Pacific Basin	5%	8%
Latin America	4%	1%
Other	1%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	2/28/06	8/31/05

Financials	34%	29%
Consumer Discretionary	12%	16%
Energy	11%	9%
Industrials	10%	10%
Materials	8%	7%
Information Technology	7%	6%
Health Care	6%	7%
Consumer Staples	6%	6%
Telecommunication Services	4%	6%
Utilities	2%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2006 (21.5% of Net Assets)
1. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.9%
2. Total SA Producer of oil and natural gas	France	2.7%
3. Mizuho Financial Group, Inc. Provider of financial services	Japan	2.2%
4. UBS AG Provider of commercial and investment banking services	Switzerland	2.1%
5. Mitsubishi Corp. Operator of a general trading company	Japan	2.1%
6. Hypo Real Estate Holding AG Provider of large financing volume and complex real estate projects	Germany	2.0%
7. Canon, Inc. Producer of visual image and information equipment	Japan	2.0%
8. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	1.9%
9. BHP Biliton PLC Explorer and marketer of aluminum and other metal products	United Kingdom	1.8%
10. Sega Sammy Holdings, Inc. Develops and manufactures commercial-use video game machines	Japan	1.8%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.6%
Australia 1.1%
Australia & New Zealand Banking Group Ltd. (Cost $11,378,216)	936,898	17,817,662
Belgium 2.2%
InBev NV	384,700	17,785,940
Umicore	130,400	18,533,626
(Cost $34,094,392)		36,319,566
Brazil 2.5%
Companhia Vale do Rio Doce (ADR)	363,218	16,864,212
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred)	315,500	10,348,400
Petroleo Brasileiro SA (ADR)	167,430	14,656,822
(Cost $18,921,689)		41,869,434
Finland 3.7%
Fortum Oyj	754,300	18,231,124
Neste Oil Oyj*	407,000	12,442,878
Nokia Oyj	477,497	8,879,211
Nokia Oyj (ADR)	226,996	4,217,586
Nokian Renkaat Oyj (a)	1,171,810	18,649,329
(Cost $57,644,454)		62,420,128
France 8.4%
Axa	656,994	23,233,200
BNP Paribas SA	291,757	27,000,833
CNP Assurances	158,004	15,142,108
Pernod Ricard SA	98,477	16,851,430
Schneider Electric SA	130,301	13,307,194
Total SA	184,006	46,220,921
(Cost $92,407,173)		141,755,686
Germany 12.8%
Allianz AG (Registered) (a)	154,748	24,974,324
BASF AG	224,851	16,952,089
Bayer AG	424,995	17,099,352
Commerzbank AG	575,052	20,930,191
Continental AG	175,457	17,951,558
DaimlerChrysler AG (Registered)	239,792	13,289,485
Deutsche Boerse AG	138,009	17,365,592
E.ON AG	226,952	25,115,226
Fresenius Medical Care AG	140,576	15,108,606
Hypo Real Estate Holding AG	521,077	34,238,188
Siemens AG (Registered)	131,291	12,045,721
(Cost $148,064,570)		215,070,332
Greece 2.3%
Alpha Bank AE	455,751	17,356,370
Hellenic Telecommunications Organization SA*	965,920	20,562,269
(Cost $20,798,206)		37,918,639
India 1.2%
ICICI Bank Ltd.(Cost $10,902,192)	1,441,900	20,582,785
Indonesia 0.9%
PT Telekomunikasi Indonesia (ADR)(Cost $12,832,840)	609,300	15,872,265
Ireland 2.2%
Anglo Irish Bank Corp. PLC	1,190,940	19,512,902
CRH PLC	514,000	16,782,156
(Cost $28,384,614)		36,295,058
Italy 5.4%
Banca Intesa SpA (a)	4,882,530	28,860,403
Banca Italease*	159,886	6,053,948
Capitalia SpA (a)	3,853,600	29,115,064
Eni SpA (a)	956,028	27,346,645
(Cost $60,154,559)		91,376,060
Japan 22.7%
AEON Co., Ltd.	628,000	14,978,443
Aiful Corp.	158,446	10,621,425
Astellas Pharma, Inc.	391,500	15,100,490
Canon, Inc.	522,000	32,789,181
Credit Saison Co., Ltd.	365,900	17,333,171
Dai Nippon Printing Co., Ltd.	583,032	10,323,849
Daito Trust Construction Co., Ltd.	242,300	11,372,093
Haseko Corp.* (a)	3,484,000	12,188,959
Komatsu Ltd.	821,000	14,556,539
Mitsubishi Corp.	1,492,200	34,587,691
Mitsui & Co., Ltd.	1,172,000	15,995,178
Mitsui Fudosan Co., Ltd.	1,089,000	22,739,336
Mitsui Sumitomo Insurance Co., Ltd.	947,000	12,473,726
Mizuho Financial Group, Inc.	4,557	36,299,728
Nidec Corp.	122,100	9,704,286
Nishimatsuya Chain Co., Ltd.	93,200	1,789,540
Nissan Motor Co., Ltd. (a)	1,497,333	17,266,515
Sega Sammy Holdings, Inc.	731,400	29,811,059
Shinsei Bank Ltd.	2,275,000	15,376,962
Takefuji Corp.	183,000	11,773,242
Toyota Motor Corp.	457,900	24,529,548
Yamada Denki Co., Ltd.	93,000	9,950,532
(Cost $250,731,386)		381,561,493
Korea 2.3%
POSCO (ADR)	246,900	14,428,836
Samsung Electronics Co., Ltd.	35,341	24,768,278
(Cost $21,341,238)		39,197,114
Mexico 1.2%
Fomento Economico Mexicano SA de CV (ADR)	223,500	19,442,265
Grupo Aeroportuario del Pacifico SA de CV (ADR)*	50,500	1,454,400
(Cost $16,205,164)		20,896,665
Netherlands 1.9%
Royal Dutch Shell PLC "B"(Cost $22,189,454)	1,033,163	32,505,541
Norway 1.7%
Aker Kvaerner ASA*	105,800	8,566,029
Statoil ASA	746,289	19,076,996
(Cost $18,025,384)		27,643,025
Russia 1.5%
AFK Sistema (REG S) (GDR)	398,191	10,204,244
OAO Gazprom (REG S) (ADR) (b)	164,456	13,912,977
OAO Gazprom (REG S) (ADR) (b)	2,284	193,105
(Cost $12,839,916)		24,310,326
Spain 1.1%
ACS, Actividades de Construccion y Servicios SA (Cost $12,706,845)	502,500	18,739,949
Sweden 1.2%
Telefonaktiebolaget LM Ericsson "B"(Cost $4,600,851)	5,778,972	19,705,880
Switzerland 6.5%
Baloise Holding AG "R"	206,669	13,089,751
Credit Suisse Group (Registered)	222,900	12,339,201
Novartis AG (Registered) (a)	379,675	20,247,782
Roche Holding AG (Genusschein) (a)	189,498	27,993,912
UBS AG (Registered)	327,455	34,714,465
(Cost $65,770,728)		108,385,111
Taiwan 0.7%
Hon Hai Precision Industry Co., Ltd. (Cost $6,446,508)	1,976,936	12,487,349
United Kingdom 14.4%
AstraZeneca PLC	259,327	11,981,712
BHP Billiton PLC	1,824,249	30,785,228
Hammerson PLC	929,748	18,588,432
Hilton Group PLC	2,463,969	15,941,928
HSBC Holdings PLC	282	4,825
Imperial Tobacco Group PLC	682,130	20,515,135
Informa PLC	1,818,682	14,182,809
Prudential PLC	1,732,264	18,359,331
Punch Taverns PLC	1,188,254	17,816,381
Reckitt Benckiser PLC	236,192	8,407,695
Rolls-Royce Group PLC*	2,130,814	16,387,080
Royal Bank of Scotland Group PLC	1,471,669	49,254,878
Vodafone Group PLC	10,479,980	20,027,578
(Cost $169,220,006)		242,253,012
United States 0.7%
Bunge Ltd.(Cost $12,740,708)	219,600	12,449,124
Total Common Stocks (Cost $1,108,401,093)		1,657,432,204

	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	715,900	16,418

	Shares	Value ($)

Preferred Stocks 0.8%
Germany
Fresenius AG (Cost $13,241,943)	85,641	13,721,250

Securities Lending Collateral 9.5%
Daily Assets Fund Institutional, 4.49%(c) (d) (Cost $158,990,452)	158,990,452	158,990,452

Cash Equivalents 0.6%
Cash Management QP Trust, 4.51%(e) (Cost $10,508,267)	10,508,267	10,508,267
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,291,141,755)+	109.5	1,840,668,591
Other Assets and Liabilities, Net	(9.5)	(159,737,729)
Net Assets	100.0	1,680,930,862

* Non-income producing security.

+ The cost for federal income tax purposes was $1,301,861,287. At February 28, 2006, net unrealized appreciation for all securities based on tax cost was $538,807,304. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $543,729,430 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,922,126.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at February 28, 2006 amounted to $150,998,383 which is 9.0% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,121,643,036) — including $150,998,383 of securities loaned	$ 1,671,169,872
Investment in Daily Assets Fund Institutional (cost $158,990,452)*	158,990,452
Investment in Cash Management QP Trust (cost $10,508,267)	10,508,267
Total investments in securities, at value (cost $1,291,141,755)	1,840,668,591
Foreign currency, at value (cost $322,480)	325,077
Receivable for investments sold	46,137,733
Dividends receivable	1,516,541
Interest receivable	50,934
Receivable for Fund shares sold	1,843,802
Foreign taxes recoverable	222,215
Other assets	95,499
Total assets	1,890,860,392
Liabilities
Payable upon return of securities loaned	158,990,452
Payable for investments purchased	46,297,261
Payable for Fund shares redeemed	1,921,883
Deferred foreign taxes payable	469,922
Accrued management fee	927,663
Other accrued expenses and payables	1,322,349
Total liabilities	209,929,530
Net assets, at value	$ 1,680,930,862
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(18,645,361)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $469,922)	549,056,914
Foreign currency related transactions	(4,664)
Accumulated net realized gain (loss)	(936,181,110)
Paid-in capital	2,086,705,083
Net assets, at value	$ 1,680,930,862

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($234,362,355 ÷ 4,380,923 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 53.50
Maximum offering price per share (100 ÷ 94.25 of $53.50)	$ 56.76

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($32,568,595 ÷ 614,773 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 52.98

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,024,433 ÷ 434,709 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 52.97
Class AARP Net Asset Value, offering and redemption price(a) per share ($30,478,604 ÷ 567,610 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 53.70
Class S Net Asset Value, offering and redemption price(a) per share ($1,353,947,481 ÷ 25,201,916 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 53.72
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,549,394 ÷ 122,471 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 53.48

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $725,368)	$ 8,791,601
Interest — Cash Management QP Trust	199,665
Interest	1,203
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	238,365
Total Income	9,230,834
Expenses: Management fee	5,448,438
Services to shareholders	1,711,481
Custodian and accounting fees	627,449
Distribution service fees	538,411
Auditing	35,855
Legal	70,094
Directors' fees and expenses	14,880
Reports to shareholders	58,045
Registration fees	19,310
Other	83,382
Total expenses before expense reductions	8,607,345
Expense reductions	(7,318)
Total expenses after expense reductions	8,600,027
Net investment income (loss)	630,807
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $1,529)	147,372,000
Foreign currency related transactions	(600,731)
146,771,269
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $258,800)	78,451,539
Foreign currency related transactions	(27,781)
78,423,758
Net gain (loss) on investment transactions	225,195,027
Net increase (decrease) in net assets resulting from operations	$ 225,825,834

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31, 2005
Operations: Net investment income (loss)	$ 630,807	$ 24,357,672
Net realized gain (loss) on investment transactions	146,771,269	195,788,430
Net unrealized appreciation (depreciation) during the period on investment transactions	78,423,758	160,865,869
Net increase (decrease) in net assets resulting from operations	225,825,834	381,011,971
Distributions to shareholders from: Net investment income: Class A	(3,830,201)	(2,251,691)
Class B	(213,541)	(53,018)
Class C	(178,554)	(63,244)
Class AARP	(491,370)	(301,489)
Class S	(27,162,547)	(19,266,523)
Institutional Class	(117,685)	(113,152)
Fund share transactions: Proceeds from shares sold	75,604,811	154,941,844
Reinvestment of distributions	29,507,760	20,351,593
Cost of shares redeemed	(207,108,631)	(503,357,180)
Redemption fees	5,898	37,489
Net increase (decrease) in net assets from Fund share transactions	(101,990,162)	(328,026,254)
(Increase) decrease in net assets	91,841,774	30,936,600
Net assets at beginning of period	1,589,089,088	1,558,152,488
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $18,645,361 and $12,717,730, respectively)	$ 1,680,930,862	$ 1,589,089,088

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 47.44	$ 37.86	$ 33.18	$ 32.35	$ 40.03	$ 57.54
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.56	.16	.26	.10	.06
Net realized and unrealized gain (loss) on investment transactions	6.95	9.48	4.82	.79	(7.76)	(14.89)
Total from investment operations	6.93	10.04	4.98	1.05	(7.66)	(14.83)
Less distributions from: Net investment income	(.87)	(.46)	(.30)	(.22)	(.02)	—
Net realized gain on investment transactions	—	—	—	—	—	(2.68)
Total distributions	(.87)	(.46)	(.30)	(.22)	(.02)	(2.68)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 53.50	$ 47.44	$ 37.86	$ 33.18	$ 32.35	$ 40.03
Total Return (%)[c]	14.71**	26.63	15.06	3.28	(19.13)	(26.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	234	219	192	204	218	312
Ratio of expenses (%)	1.26*	1.33	1.55	1.49	1.31[d]	1.33
Ratio of net investment income (loss) (%)	(.06)e**	1.28	.41	.84	.28	.17
Portfolio turnover rate (%)	61*	57	82	104	105	85

[a] For the six months ended February 28, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 1.33%.

[e] The ratio for the six months ended February 28, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 46.74	$ 37.36	$ 32.74	$ 31.95	$ 39.83	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.29)	.13	(.14)	.03	(.17)	(.11)
Net realized and unrealized gain (loss) on investment transactions	6.86	9.31	4.77	.76	(7.71)	(10.20)
Total from investment operations	6.57	9.44	4.63	.79	(7.88)	(10.31)
Less distributions from: Net investment income	(.33)	(.06)	(.01)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 52.98	$ 46.74	$ 37.36	$ 32.74	$ 31.95	$ 39.83
Total Return (%)[d]	14.10**f	25.21[f]	14.19[f]	2.47	(19.78)	(20.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	33	40	47	60	92
Ratio of expenses before expense reductions (%)	2.39*	2.62	2.49	2.27	2.08[e]	2.13*
Ratio of expenses after expense reductions (%)	2.37*	2.37	2.37	2.27	2.08[e]	2.13*
Ratio of net investment income (loss) (%)	(.61)g**	.24	(.41)	.06	(.49)	(.35)*
Portfolio turnover rate (%)	61*	57	82	104	105	85

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund. The ratio without this reduction was 2.13%.

[f] Total return would have been lower had certain expenses not been reduced.

[g] The ratio for the six months ended February 28, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 46.74	$ 37.35	$ 32.74	$ 31.94	$ 39.82	$ 50.14
Income (loss) from investment operations: Net investment income (loss)[c]	(.23)	.18	(.14)	.03	(.17)	(.12)
Net realized and unrealized gain (loss) on investment transactions	6.86	9.32	4.76	.77	(7.71)	(10.20)
Total from investment operations	6.63	9.50	4.62	.80	(7.88)	(10.32)
Less distributions from: Net investment income	(.40)	(.11)	(.01)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 52.97	$ 46.74	$ 37.35	$ 32.74	$ 31.94	$ 39.82
Total Return (%)[d]	14.23**	25.44	14.17[e]	2.50	(19.79)	(20.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	22	22	22	24	32
Ratio of expenses before expense reductions (%)	2.12*	2.24	2.38	2.26	2.11	2.11*
Ratio of expenses after expense reductions (%)	2.12*	2.24	2.36	2.26	2.11	2.11*
Ratio of net investment income (loss) (%)	(.49)f**	.37	(.40)	.07	(.52)	(.33)*
Portfolio turnover rate (%)	61*	57	82	104	105	85

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio for the six months ended February 28, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 47.60	$ 38.03	$ 33.34	$ 32.51	$ 40.24	$ 57.74
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.56	.23	.33	.19	.20
Net realized and unrealized gain (loss) on investment transactions	6.99	9.52	4.86	.80	(7.80)	(14.96)
Total from investment operations	6.98	10.08	5.09	1.13	(7.61)	(14.76)
Less distributions from: Net investment income	(.88)	(.51)	(.40)	(.30)	(.12)	(.06)
Net realized gain on investment transactions	—	—	—	—	—	(2.68)
Total distributions	(.88)	(.51)	(.40)	(.30)	(.12)	(2.74)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 53.70	$ 47.60	$ 38.03	$ 33.34	$ 32.51	$ 40.24
Total Return (%)	14.77**	26.66	15.27[d]	3.53	(18.94)	(26.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	27	23	21	24	36
Ratio of expenses before expense reductions (%)	1.19*	1.32	1.39	1.25	1.06	1.04[c]
Ratio of expenses after expense reductions (%)	1.19*	1.32	1.35	1.25	1.06	1.04[c]
Ratio of net investment income (loss) (%)	(.02)e**	1.29	.61	1.08	.53	.46
Portfolio turnover rate (%)	61*	57	82	104	105	85

[a] For the six months ended February 28, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. The ratio without this reduction was 1.07%.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio for the six months ended February 28, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 47.74	$ 38.10	$ 33.36	$ 32.51	$ 40.24	$ 57.73
Income (loss) from investment operations: Net investment income[b]	.05	.71	.30	.35	.19	.18
Net realized and unrealized gain (loss) on investment transactions	6.98	9.54	4.86	.80	(7.80)	(14.94)
Total from investment operations	7.03	10.25	5.16	1.15	(7.61)	(14.76)
Less distributions from: Net investment income	(1.05)	(.61)	(.42)	(.30)	(.12)	(.05)
Net realized gain on investment transactions	—	—	—	—	—	(2.68)
Total distributions	(1.05)	(.61)	(.42)	(.30)	(.12)	(2.73)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 53.72	$ 47.74	$ 38.10	$ 33.36	$ 32.51	$ 40.24
Total Return (%)	14.87**	27.06	15.49[c]	3.62	(18.94)	(26.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,354	1,278	1,273	1,444	1,872	3,248
Ratio of expenses before expense reductions (%)	.98*	.98	1.23	1.18	1.06	1.07
Ratio of expenses after expense reductions (%)	.98*	.98	1.17	1.18	1.06	1.07
Ratio of net investment income (%)	.08d**	1.63	.79	1.15	.53	.43
Portfolio turnover rate (%)	61*	57	82	104	105	85

[a] For the six months ended February 28, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio for the six months ended February 28, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 47.58	$ 37.99	$ 33.28	$ 32.42	$ 40.13	$ 50.14
Income (loss) from investment operations: Net investment income[c]	.05	.76	.39	.43	.28	.23
Net realized and unrealized gain (loss) on investment transactions	6.97	9.51	4.84	.80	(7.79)	(10.24)
Total from investment operations	7.02	10.27	5.23	1.23	(7.51)	(10.01)
Less distributions from: Net investment income	(1.12)	(.68)	(.52)	(.37)	(.20)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 53.48	$ 47.58	$ 37.99	$ 33.28	$ 32.42	$ 40.13
Total Return (%)	14.89**d	27.18	15.77[d]	3.90	(18.76)	(19.96)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	9	8	21	16	22
Ratio of expenses before expense reductions (%)	.98*	.85	.96	.92	.83	.84*
Ratio of expenses after expense reductions (%)	.95*	.85	.94	.92	.83	.84*
Ratio of net investment income (%)	.09e**	1.76	1.02	1.41	.76	.86*
Portfolio turnover rate (%)	61*	57	82	104	105	85

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Institutional Class shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio for the six months ended February 28, 2006, has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS International Fund (formerly Scudder International Fund) (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP (please see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for certain events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At August 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,077,452,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2010 ($615,044,000) and August 31, 2011 ($462,408,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $489,058,410 and $625,591,585, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% of the first $6,000,000,000 of the Fund's average daily net assets, 0.625% of the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.675% of the Fund's average daily net assets.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, served as subadvisor through September 30, 2005 with respect to the investment and reinvestment of assets in the Fund. On July 7, 2005, Deutsche Bank AG, the parent company of the Fund's Advisor, entered into an agreement with Aberdeen Asset Management PLC ("Aberdeen") to sell parts of its asset management business based in London and Philadelphia. As a result, DeAMIS was sold to Aberdeen. The Fund's Board allowed its subadvisory agreement with DeAMIS, due for renewal on September 30, 2005, to expire and only the Fund's Management Agreement with DeIM was approved for continuation. Aberdeen plays no role in managing the Fund.

For the six months ended February 28, 2006 and through May 31, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.345%, 1.365%, 1.355%, 1.34%, 1.24% and 0.94% of average daily net assets for Class A, B, C, AARP, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organization and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C and Institutional Class shares, of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SCC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2006
Class A	$ 206,300	$ —	$ 95,975
Class B	92,289	3,623	94,234
Class C	34,255	—	23,216
Class AARP	53,010	—	23,353
Class S	791,090	—	461,565
Institutional Class	5,024	1,040	80
	$ 1,181,968	$ 4,663	$ 698,423

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended February 28, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $306,399, of which $14,505 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2006
Class B	$ 121,715	$ 21,492
Class C	84,268	14,282
	$ 205,983	$ 35,774

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2006	Annualized Effective Rate
Class A	$ 266,292	$ 40,291.24%
Class B	39,706	7,244.24%
Class C	26,430	1,881.24%
	$ 332,428	$ 49,416

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2006 aggregated $6,240.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2006, the CDSC for Class B and C shares aggregated $48,625 and $157, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2006, DWS-SDI received $664.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended February 28, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,760, of which $6,720 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended February 28, 2006, the Advisor agreed to reimburse the Fund $2,655, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	451,384	$ 22,799,470	1,016,052	$ 44,011,621
Class B	54,707	2,709,509	116,972	4,951,557
Class C	44,513	2,196,394	127,573	5,386,704
Class AARP	39,597	2,021,323	80,734	3,497,237
Class S	851,263	43,098,096	2,044,084	87,962,103
Institutional Class	55,023	2,780,019	208,621	9,132,622
		$ 75,604,811		$ 154,941,844
Shares issued to shareholders in reinvestment of distributions
Class A	72,021	$ 3,630,594	49,070	$ 2,129,658
Class B	4,153	207,668	1,204	51,917
Class C	3,338	166,853	1,390	59,794
Class AARP	9,003	455,434	6,429	280,041
Class S	492,678	24,929,527	406,541	17,717,031
Institutional Class	2,336	117,684	2,607	113,152
		$ 29,507,760		$ 20,351,593
Shares redeemed
Class A	(757,143)	$ (38,044,564)	(1,530,591)	$ (65,754,074)
Class B	(160,570)	(7,938,183)	(470,874)	(19,893,079)
Class C	(92,498)	(4,598,219)	(228,615)	(9,734,100)
Class AARP	(49,968)	(2,543,954)	(133,700)	(5,783,017)
Class S	(2,919,007)	(148,131,476)	(9,081,899)	(391,666,255)
Institutional Class	(120,054)	(5,852,235)	(235,627)	(10,526,655)
		$ (207,108,631)		$ (503,357,180)
Redemption fees		$ 5,898		$ 37,489
Net increase (decrease)
Class A	(233,738)	$ (11,611,571)	(465,469)	$ (19,612,001)
Class B	(101,710)	(5,020,888)	(352,698)	(14,889,500)
Class C	(44,647)	(2,234,970)	(99,652)	(4,287,598)
Class AARP	(1,368)	(67,040)	(46,537)	(2,005,375)
Class S	(1,575,066)	(80,101,161)	(6,631,274)	(285,950,899)
Institutional Class	(62,695)	(2,954,532)	(24,399)	(1,280,881)
		$ (101,990,162)		$ (328,026,254)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of DWS International Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Directors — including the chair of the board — are independent of DeIM and its affiliates. If all of the nominees included in the Fund's recent proxy statement are elected, all but one Trustee would be independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 1st quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2005, and has underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board, (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SUIIX
CUSIP Number	23337R-858	23337R-841	23337R-833	23337R-791
Fund Number	468	668	768	1468
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINTX	SCINX
Fund Number	168	68

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 26, 2006